UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 15, 2018
Date of Report (Date of earliest event reported)

MODERN MOBILITY AIDS, INC. (MDRM)

GALILEO LIFE SCIENCES, INC. fka
(Exact name of registrant as specified in its charter)

Nevada	333-168983	27-4677038
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 1 First Canadian Place, BOT Toronto, Ontario Canada	M5X 1C1
(Address of principal executive offices)	(Zip Code)

(647) 689 5855
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective May 15, 2018, the authorized capital of the company was increased from 200,000,000 Common Shares Par Value $0.001 to 1,000,000,000 Common Shares Par Value $0.001.  Authorized Series A Preferred Shares remains at 1,000,000 shares Par value $0.001.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01
Financial Statements and Exhibits

(d) Exhibits.

3.1 Certificate of Amendment, State of Nevada, Increase Authorized Capital, 05/15/2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MODERN MOBILITY AIDS, INC.
DATE: June 4, 2018	/s/ Tito DiMarco
Name: Tito DiMarco Title: President/Chief Executive Officer

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